Rule 497(e)
                                                  Supplement
SUPPLEMENT No. 1 to the
Prospectus dated April 30, 2005


		CENTURION COUNSEL FUNDS, INC.


Supplement No. 1 to the Prospectus dated April 30, 2005 of Centurion Counsel Funds, Inc. (the "Company"). You should read this Supplement in conjunction with the Prospectus.

At a meeting of the Board of Directors of the Fund on May 27, 2005, the Board approved the termination and liquidation of the Company's investment company business, which is comprised of the Centurion Counsel Market Neutral Fund, the Centurion Counsel Growth Fund, and the Centurion Counsel Real Estate Fund (together referred to as the "Funds"). The company has suspended sales and redemption of its shares for each of the Funds to new investors pending the completion of the liquidation and the payment of liquidating distributions to its shareholders. The Company expects to make the liquidating distributions on or before June 30, 2005.

In connection with the liquidation of the Funds, the Board approved the immediate suspension of Fund distributions and service (12b-1) fees. The Board also approved the waiver of contingent deferred sales charges upon redemptions of Fund shares on or after the date of this Supplement.

Shareholders as of the date of this Supplement may not redeem shares or purchase new shares. Shareholders should be aware that each Fund is no longer pursuing its stated investment objectives or engaging in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Please contact your financial intermediary for more information.

You should retain this Supplement with your Prospectus for future reference.

This Supplement is dated May 31, 2005.